SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - July 29, 2003
                        (Date of Earliest Event Reported)



                          LEUCADIA NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-5721



          New York                                     13-2615557
--------------------------------           ----------------------------------
   (State of Incorporation)                (I.R.S. Employer Identification No.)

    315 Park Avenue South
         New York, NY                                    10010
---------------------------------          ----------------------------------
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (212) 460-1900



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Item 5.  Other Events
-------  ------------

         The information set forth in the press release issued by Leucadia National Corporation on July 29, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (c) Exhibits.

              99.1 Press Release of Leucadia National Corporation, dated July 29, 2003.













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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LEUCADIA NATIONAL CORPORATION



                                         By:/s/ Joseph A. Orlando
                                            ---------------------------------
                                            Name:   Joseph A. Orlando
                                            Title:  Vice President and
                                                    Chief Financial Officer

Date:  July 29, 2003













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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press Release, dated July 29, 2003.